Exhibit 32.2
Health Grades, Inc.
Certification by the Chief Financial Officer
Pursuant to Rule 15d-14(b) Under the Securities Exchange Act of 1934
I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the “Company”), hereby certify that, based on my knowledge:
(1) The Company’s Form 10-Q for the quarter ended September 30, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.
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/s/ ALLEN DODGE Allen Dodge Executive Vice President and Chief Financial Officer
Date: November 10, 2008